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                                                                 EXHIBIT 10.1(b)

                         INFONET SERVICES CORPORATION

                  NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

                            1998 STOCK OPTION PLAN

                       11/2000 EMPLOYEE RETENTION AWARD

                    [OFFICER, DIRECTOR AND SENIOR EMPLOYEE]

     This Non-Qualified Stock Option Award Agreement (this "Agreement"), dated the effective date set forth in the Certificate of Stock Option Grant available from the AST Stockplan website (the "Certificate"), is made between INFONET SERVICES CORPORATION (the "Company") and the individual named in the Certificate (the "Optionee"). The Certificate is included in, and made a part of, this Agreement. All capitalized terms used herein that are not defined herein shall have the respective meanings given to such terms in the Amended and Restated Infonet Services Corporation 1998 Stock Option Plan (the "Plan").

                             W I T N E S S E T H :
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     1.   Grant of Option.  Pursuant to the provisions of the Plan, the Company
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hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of the number of Class B, $.01 par value, shares of the Company (the "Stock") set forth in the Certificate, at a per share purchase price set forth in the Certificate (the "Option"), such Option to be exercisable as hereinafter provided. The Option shall be treated as a Non-Qualified Stock Option.

     2.   Terms and Conditions.  It is understood and agreed that the Option
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evidenced hereby is subject to the following terms and conditions:

          (a) Expiration Date.  The Option shall expire on the date set forth in
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the Certificate.

          (b) Exercise of Option.
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               (i) Subject to the other terms of this Agreement, the Plan or a separate written employment agreement between the Company and the Optionee, the Option may be exercised on or after the dates set forth in the Certificate as to the number of shares of Stock set forth in the Certificate, plus any shares of Stock as to which the Option could have been exercised previously, but was not so exercised.

               (ii) Notwithstanding the foregoing provisions of this Section 2(b) upon the occurrence of a Change in Control, as defined below, the Option shall immediately become exercisable as to the full number of shares covered by the Option.

               (iii) Notwithstanding the foregoing provisions of this Section 2(b) or Section 2(e), upon the Termination, by reason of Retirement (as defined below), of the Optionee


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as a member of the Company's Board (a "Director") or as an employee of the
Company or an Affiliate, the Option shall immediately become exercisable as to the full number of shares covered by the Option, and may be exercised after such Termination until the stated expiration date of the Option.

               (iv) Any exercise of all or any part of the Option shall be accompanied by a Cash Letter of Authorization (available from the AST Stockplan website), which is a written notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Upon the valid exercise of all or any part of the Option, the number of shares of Stock with respect to which the Option is exercised shall be issued in the name of the Optionee, subject to the other terms and conditions of this Agreement and the Plan. Notation of any partial exercise shall be made by the Company in its records.

          (c) For the purposes of this agreement, "Change in Control" shall mean the occurrence of any of the following:

               (i) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to awards granted under the Plan or compensatory options or other similar awards granted by the Company) of any of the outstanding voting securities of the Company entitled to vote generally in the election of the Board (the "Voting Securities") by any person or entity, immediately after which such person or entity has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2(c), Voting Securities which are acquired in an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other person or entity of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a "Related Entity"), (2) the Company or any Related Entity, or (3) any person or entity in connection with a Non-Control Transaction shall not constitute an acquisition that would cause a Change in Control;

               (ii) the individuals who, immediately prior to effective date set forth in the Certificate, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or entity other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

               (iii) the consummation of

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                    (A) a merger, consolidation or reorganization involving the
Company unless:

                         (1) the stockholders of the Company, immediately before
such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                         (2) the individuals who were members of the Incumbent
Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

                         (3) no person or entity, other than (i) the Company,
(ii) any Related Entity; (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any person or entity who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities

(a transaction described in clauses (1) through (3) above is referred to herein as a "Non-Control Transaction");

                    (B) a complete liquidation or dissolution of the Company; or

                    (C) an agreement for the sale or other disposition of all or substantially all of the assets or business of the Company to any person or entity (other than a transfer to a Related Entity or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person or entity (the "Subject Person") acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner

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of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur. Solely for purposes of this Section 2(c), "Affiliate" shall mean, with respect to any person or entity, any other person or entity that, directly or indirectly, controls, is controlled by, or is under common control with, such person or entity. Any "Relative" (for this purpose, "Relative" means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. Neither the Company nor any person or entity controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

          (d) Consideration.  At the time of any exercise of the Option, the
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purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company (i) in United States dollars by personal check, bank draft or money order; (ii) if permitted by applicable law and approved by the Committee, with Stock, duly endorsed for transfer to the Company, already owned by the Optionee (or by the Optionee and his spouse jointly) for at least six (6) months prior to the tender thereof and not used for another such exercise during such six (6) month period, having a total Fair Market Value on the date of such exercise of the Option, equal to such purchase price of such shares of Stock; (iii) if permitted by applicable law, in accordance with a cashless exercise or broker-assisted exercise procedure approved by the Committee permitting the Optionee to authorize a broker or dealer to sell shares of Stock (or a sufficient portion of such shares) that may be acquired upon exercise of the Option and pay to the Company in cash a portion of the sale proceeds equal to such purchase price of the shares of Stock for which the Option is so exercised and any taxes required to be paid as a result of such exercise; or (iv) in a combination of the consideration provided for in the foregoing clauses (i) through (iii).

          (e) Exercise Upon Death, Disability or Termination of Employment or
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Directorship.  Subject to the terms of any separate written employment agreement
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between the Optionee and the Company, the Option shall terminate upon the
Termination (as defined below), for any reason, of the Optionee as a Director or as an employee of the Company or an Affiliate, and no shares of Stock may thereafter be purchased under the Option, except as follows:

               (i) In the event of the death of the Optionee while an employee of the Company or an Affiliate, the Option, to the extent exercisable in accordance with Section 2(b) hereof at the time of his death, may be exercised after the Optionee's death by his designated beneficiary, his heir, the legal representative of the Optionee's estate or the legatee of the Optionee under his last will until the stated expiration date of the Option.

               (ii) If the Optionee's employment with the Company or an Affiliate shall terminate by reason of disability, the Option, to the extent exercisable in accordance with Section 2(b) hereof upon such Termination, may be exercised after such Termination until the stated expiration date of the Option.

               (iii) If the Optionee's employment with the Company or an Affiliate shall terminate by reason of his Retirement (as defined below), the Option may be exercised after such Termination with respect to the full number of shares covered by the Option until the stated expiration date of the Option.

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               (iv) In the event the Optionee ceases to be an employee of the
Company or an Affiliate and the Optionee's Termination is neither by reason of death, disability nor Retirement (as defined below), nor for Cause, the Option, to the extent exercisable in accordance with Section 2(b) hereof upon such Termination, may be exercised after such Termination until the earlier to occur of the expiration of three (3) months following such Termination and the stated expiration date of the Option.

               (v) If the Optionee dies during the periods following Termination specified in paragraphs (ii), (iii) or (iv) of this Section 2(e), the Option, to the extent the Option would have been exercisable pursuant to such applicable paragraph (ii), (iii) or (iv) as of the date of the Optionee's death, may be exercised after the Optionee's death by his designated beneficiary, his heir, the legal representative of his estate or the legatee of the Optionee under his last will until the stated expiration date of the Option.

               (vi) In the event the Optionee ceases to be an employee of the Company or an Affiliate due to Termination for Cause, or Termination under any circumstances not otherwise described in paragraph (i), (ii), (iii) or (iv) of this Section 2(e), the Option shall automatically, without any further action required by the Company, terminate on the date of such Termination and shall cease to thereafter be exercisable with respect to any shares of Stock.

               (vii) for purposes of this agreement, "Termination" shall mean the time when the Optionee ceases the performance of services for the Company, any Affiliate or Subsidiary for any reason, with or without Cause ("Cause" meaning any commission of acts of dishonesty, disloyalty, or acts substantially detrimental to the welfare of the Company or any Affiliate or Subsidiary, as determined by the Committee), including, but not limited to, a termination by resignation, discharge, death, disability or Retirement, but excluding (i) a termination where there is a simultaneous reemployment or continuing employment of the Optionee by the Company, Affiliate or any Subsidiary, (ii) at the discretion of the Committee, a termination that results in a temporary severance, (iii) at the discretion of the Committee, a termination that is followed by the simultaneous establishment of a consulting relationship by the Company, Affiliate or Subsidiary with the former Optionee, and (iv) at the discretion of the Committee, a termination that is immediately followed by the Optionee's service as a member of the Board. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination, including, but not limited to, questions of whether a Termination resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination. Notwithstanding any other provision of this agreement or the Plan but subject to any separate written employment agreement between the Company and the Optionee, the Company, Affiliate or any Subsidiary has an absolute and unrestricted right to terminate Optionee at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

               (viii) For the purposes of this Agreement, "Retirement" shall mean an Optionee's termination of employment on or after his or her attainment of age 55 and the performance of ten (10) years of credited service to the Company, any Affiliate or Subsidiary. Notwithstanding the foregoing, with respect to an Optionee who is a Director, "Retirement" shall mean such Optionee's termination of services as a Director for any reason.

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          (c) Transferability.  The Option shall not be transferable, except to
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a Permitted Transferee, otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by the Optionee and the Optionee's Permitted Transferees; provided that the Option may be exercised after the Optionee's death by the beneficiary most recently named by the Optionee in a written designation thereof filed by the Optionee with the Company, in accordance with the Plan.

          (d) Withholding Taxes.  At the time of receipt of Stock upon the
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exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash (or make other arrangements, in accordance with Section 9 of the Plan, for the satisfaction of) any taxes of any kind required by law to be withheld with respect to such Stock; provided, however, such tax withholding obligations may be met, in whole or in part, pursuant to procedures, if any, approved by the Committee in its discretion and in accordance with applicable law, by (i) the withholding by the Company of Stock otherwise deliverable to the Optionee pursuant to the Option with a Fair Market Value on the date of such exercise equal to such tax liability (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company's or any Affiliate's required tax withholding obligations using the minimum statutory withholding rates for Federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tendering to the Company Stock, duly endorsed for transfer to the Company, owned by the Optionee (or by the Optionee and his spouse jointly) and acquired more than six (6) months prior to such tender with a Fair Market Value on the date of such exercise equal to such tax liability. In no event shall Stock be delivered to the Optionee until the Optionee has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of, the amount of any taxes of any kind required by law to be withheld with respect to the Stock subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

          (e) No Rights as Stockholder.  The Optionee shall not become the
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beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares, until the Optionee has exercised the Option in accordance with the provisions hereof and of the Plan.

          (f) No Right to Continued Employment or Directorship.  The Option
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shall not confer upon the Optionee any right to be retained in the service of the Company or an Affiliate, nor restrict in any way the right of the Company or any Affiliate, which right is hereby expressly reserved, to terminate his employment at any time with or without cause, except as otherwise provided in any separate employment contract governed by the laws of any jurisdiction other than the United States or any State thereof between the Company or such Affiliate and the Optionee.

          (g) Inconsistency with Plan.  Notwithstanding any provision herein to
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the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan. If and to the extent that any provision contained in this Agreement is inconsistent with the Plan, the Plan shall govern.

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          (h) Compliance with Laws and Regulations.  The Option and the
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obligation of the Company to sell and deliver shares of Stock hereunder shall be subject in all respects to (i) all applicable Federal and state laws, rules and regulations and (ii) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Board shall, in its sole discretion, determine to be necessary or applicable. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

     3.  Investment Representation.  If at the time of exercise of all or part
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of the Option the Stock is not registered under the Securities Act and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee shall execute, prior to the issuance of any shares of Stock to the Optionee by the Company, an agreement (in such form as the Committee may specify) in which the Optionee, among other things, represents, warrants and agrees that the Optionee is purchasing or acquiring the shares acquired under this Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, that the Optionee has knowledge and experience in financial and business matters, that the Optionee is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement, that the Optionee is a person who is able to bear the economic risk of such ownership and that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

     4.  Optionee Bound by Plan.  The Optionee hereby acknowledges receipt of a
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copy of the Plan and agrees to be bound by all of the terms and provisions thereof, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 13 of the Plan as in effect on the date hereof.

     5.  Notices.  Any notice hereunder shall be in writing and shall be deemed
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to have been duly given when delivered personally or when deposited in the
United States mail, registered or certified, postage prepaid, or with a reputable overnight courier, postage prepaid, or, if to the Company, sent by telecopier (with receipt confirmed), and addressed, in the case of the Company, to the Company's Secretary at Infonet Services Corporation, 2160 East Grand Avenue, El Segundo, California 90245, telecopier number: (310) 335-2679, and, in the case of the Optionee, to the Optionee's address as shown in the records of the Company or an Affiliate, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

     6.  Governing Law.  The validity, interpretation, construction and
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performance of this Agreement shall be governed by the laws of the State of
California applicable to contracts executed and to be performed entirely within such state, without regard to the conflict of law provisions thereof.

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     7.  Modification.  Except as otherwise permitted by the Plan, this
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Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the party against whom enforcement thereof is sought.



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